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                                   I784 FUNDS

--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

The following descriptions are summaries of certain published ratings.

Description of Commercial Paper Ratings
--------------------------------------------------------------------------------

The following descriptions of commercial paper ratings have been published by Standard and Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc. ("Fitch").

S&P's ratings are graded into several categories of which A is the highest. This category is divided into sub-categories as follows:

A-1 This highest sub-category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality, respectively, on the basis of relative repayment capacity.

Commercial paper issues rated F-1+, F-1, and F-2 by Fitch are judged by Fitch to be of "exceptionally strong" quality, "very strong" quality and "good" quality, respectively, on the basis of relative repayment capacity.

Description of Corporate Bond Ratings
--------------------------------------------------------------------------------

Bonds rated AAA by S&P have the highest rating S&P assigns to debt obligations. Such a rating indicates an extremely strong capacity to repay principal and pay interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to repay principal and pay interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa by Moody's are considered to be medium-grade obligations (i.e., they are neither

                                      A-1


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                                   I784 FUNDS

--------------------------------------------------------------------------------

highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated AAA by Fitch are considered to be investment grade and of very high credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Municipal Note Ratings
--------------------------------------------------------------------------------

S&P's municipal note ratings reflect the liquidity concerns and market access risks unique to notes. An SP-1 rating indicates a strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. An SP-2 rating indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's MIG-1/VMIG-1 designation denotes best quality. Municipal notes that obtain this rating possess strong protection due to established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Moody's MIG-2/VMIG-2 designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

Municipal notes rated F-1+, F-1 and F-2 by Fitch are judged by Fitch to be of "exceptionally strong" quality, "very strong" quality and "good" quality, respectively, on the basis of the degree of assurance of timely payment.

                                      A-2

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

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                                  I784 FUNDS

--------------------------------------------------------------------------------

                                   APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES
--------------------------------------------------------------------------------

These tables are for illustrative purposes only and are not intended to predict the actual return an individual would earn on an investment in the Funds. No assurance can be made that any Fund will attain any particular yield. The tax rates used in these tables are based upon published 1995 marginal tax rates currently available and scheduled to be in effect. The tables do not take into account changes in tax rates that are proposed from time to time. Investors should consult their tax advisers to determine their actual tax rates.

                    1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND

Find your Federal tax bracket based on your taxable income.

                                                            You would need the taxable yield listed
                                                                     opposite the Federal
                                                 1995      tax bracket in the chart below to have a
              Taxable Income*                  Federal               tax-exempt yield of:
--------------------------------------------   Marginal   -------------------------------------------
        Single                Joint              Rate     4.0%  4.5%  5.0%  5.5%  6.0%   6.5%   7.0%
---------------------  ---------------------   --------   ----- ----- ----- ----- ----- ------ ------
   $       0-- 23,350     $       0-- 39,000     15.00%   4.71% 5.29% 5.88% 6.47% 7.06%  7.65%  8.24%
      23,351-- 56,550     $  39,001-- 94,250     28.00%   5.56% 6.25% 6.94% 7.64% 8.33%  9.03%  9.72%
     56,551-- 117,950       94,251-- 143,600     31.00%   5.80% 6.52% 7.25% 7.97% 8.70%  9.42% 10.14%
    117,951-- 256,500      143,601-- 256,500     36.00%   6.25% 7.03% 7.81% 8.59% 9.38% 10.16% 10.94%
     256,501 and more       256,501 and more     39.60%   6.62% 7.45% 8.28% 9.11% 9.93% 10.76% 11.59%

 * This amount represents taxable income as defined in the Internal Revenue
   Code.
Note: Information in this table is provided as of June 30, 1995.

                   1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND

Find your combined Massachusetts and Federal tax bracket based on your taxable income.

                                                                                      You would need the taxable yield listed
                                                                                                   opposite the
                                                                                      combined Massachusetts and Federal tax
                                                                                                  bracket in the
                                                                     1995 Combined   chart below to have a Massachusetts tax-
              Taxable Income*                                        Massachusetts               exempt yield of:
-------------------------------------------                           and Federal  ---------------------------------------------
       Single                  Joint         State Rate Federal Rate Tax Bracket** 4.0%  4.5%  5.0%   5.5%   6.0%   6.5%   7.0%
--------------------   --------------------  ---------- ------------ ------------- ----- ----- ----- ------ ------ ------ ------
  $       0-- 23,350     $       0-- 39,000    12.00%      15.00%       25.20%     5.35% 6.02% 6.68%  7.35%  8.02%  8.69%  9.36%
     23,351-- 56,550        39,001-- 94,250    12.00%      28.00%       36.64%     6.31% 7.10% 7.89%  8.68%  9.47% 10.26% 11.05%
    56,551-- 117,950       94,251-- 143,600    12.00%      31.00%       39.28%     6.59% 7.41% 8.23%  9.06%  9.88% 10.70% 11.53%
   117,951-- 256,500      143,601-- 256,500    12.00%      36.00%       43.68%     7.10% 7.99% 8.88%  9.77% 10.65% 11.54% 12.43%
        over 256,500           over 256,500    12.00%      39.60%       46.85%     7.53% 8.47% 9.41% 10.35% 11.29% 12.23% 13.17%

 * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Massachusetts Personal Income Tax laws; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.
** For Federal tax purposes, these combined rates reflect the applicable marginal rates for 1995, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return.

 Note: Information in this table is provided as of June 30, 1995.

                                      B-1

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                                   I784 FUNDS

--------------------------------------------------------------------------------

                    1784 RHODE ISLAND TAX-EXEMPT INCOME FUND

Find your combined Rhode Island and Federal tax bracket based on your taxable income.

                                                                     You would need the taxable yield listed
                                                                                  opposite the
                                                                  combined Rhode Island and Federal tax bracket
                                                                                     in the
                                                    1995 Combined chart below to have a Rhode Island tax-exempt
          Taxable Income*                           Rhode Island                    yield of:
------------------------------------ State  Federal  and Federal  ---------------------------------------------
     Single              Joint        Rate   Rate   Tax Bracket** 4.0%  4.5%  5.0%   5.5%   6.0%   6.5%   7.0%
-----------------  ----------------- ------ ------- ------------- ----- ----- ----- ------ ------ ------ ------
$      0-- 23,350  $      0-- 39,000 4.13%  15.00%      18.51%    4.91% 5.52% 6.14%  6.75%  7.36%  7.98%  8.59%
  23,351-- 56,550    39,001-- 94,250 7.70%  28.00%      33.54%    6.02% 6.77% 7.52%  8.28%  9.03%  9.78% 10.53%
  56,551--117,950    94,251--143,600 8.53%  31.00%      36.88%    6.34% 7.13% 7.92%  8.71%  9.51% 10.30% 11.09%
 117,951--256,500   143,601--256,500 9.90%  36.00%      42.34%    6.94% 7.80% 8.67%  9.54% 10.41% 11.27% 12.14%
  over 256,500       over 256,500    10.89% 39.60%      46.18%    7.43% 8.36% 9.29% 10.22% 11.15% 12.08% 13.01%

 * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Rhode Island Personal Income Tax law; however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For Federal tax purposes, these combined rates reflect the applicable marginal rates for 1995, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return.

Note: Information in this table is provided as of June 30, 1995.

                    1784 CONNECTICUT TAX-EXEMPT INCOME FUND

Find your combined Connecticut and Federal tax bracket based on your taxable income.

                                                                    You would need the taxable yield listed
                                                                                  opposite the
                                                                      combined Connecticut and Federal tax
                                                                                 bracket in the
                                                    1995 Combined    chart below to have a Connecticut tax-
          Taxable Income*                            Connecticut                exempt yield of:
------------------------------------ State  Federal  and Federal   ------------------------------------------
     Single              Joint       Rate**  Rate   Tax Bracket*** 4.5%  5.0%  5.5%   6.0%   6.5%   7.0%
-----------------  ----------------- ------ ------- -------------- ----- ----- ----- ------ ------ ------
$      0-- 23,350  $      0-- 39,000 4.50%  15.00%      18.83%     5.54% 6.16% 6.78%  7.39%  8.01%  8.62%
  23,351-- 56,550    39,001-- 94,250 4.50%  28.00%      31.24%     6.54% 7.27% 8.00%  8.73%  9.45% 10.18%
  56,551--117,950    94,251--143,600 4.50%  31.00%      34.11%     6.83% 7.59% 8.35%  9.11%  9.86% 10.62%
 117,951--256,500   143,601--256,500 4.50%  36.00%      38.88%     7.36% 8.18% 9.00%  9.82% 10.63% 11.45%
  over 256,500       over 256,500    4.50%  39.60%      42.32%     7.80% 8.67% 9.54% 10.40% 11.27% 12.14%

  * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Connecticut Personal Income Tax law; however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions, and other items.
 ** The Connecticut credits have not been included in the calculation of the state rates. A credit between 1% and 75% is automatically allowed for single taxpayers with a CT adjusted gross income ranging from $12,000 to $52,500. A credit between 1% and 75% is automatically allowed for married filing joint taxpayers with CT adjusted gross income ranging from $24,000 to $100,500.
*** For Federal tax purposes, these combined rates reflect the applicable marginal rates for 1995, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return.

Note: Information in this table is provided as of June 30, 1995.

                                      B-2

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

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PROSPECTUS

                       [LOGO OF 1784 FUNDS APPEARS HERE]

                              Investment Adviser:
                       THE FIRST NATIONAL BANK OF BOSTON

1784 FUNDS (the "Trust") is a mutual fund consisting of several professionally managed portfolios, or funds, of securities. The Trust provides a convenient way to invest in one or more of these funds. This Prospectus relates to shares of the following tax-exempt funds (the "Funds" or the "Tax-Exempt Funds"):

                    1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
                   1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
                    1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
                    1784 CONNECTICUT TAX-EXEMPT INCOME FUND

Shares of the Funds are offered primarily to individuals and institutional investors, including accounts for which The First National Bank of Boston ("Bank of Boston"), its affiliates and correspondents, and other financial institutions act in a fiduciary, agency or custodial capacity. Investors in shares of the Funds are referred to hereinafter as "Shareholders." Shares of the Funds are currently offered without any sales charges.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK OF BOSTON OR ANY OF ITS AFFILIATES. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISKS, INCLUDING RISK TO PRINCIPAL.

This Prospectus sets forth concisely the information about the Trust and the Funds that a prospective investor should know before investing in the Funds. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated October 2, 1995, has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-BKB-1784. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

October 2, 1995

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

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                                   I784 FUNDS

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------

Following are (i) a tabular summary of expenses relating to purchases and sales of shares of each of the Tax-Exempt Funds and annual operating expenses of the Funds, and (ii) an example illustrating the dollar cost of such expenses on a hypothetical $1,000 investment in each of the Funds.

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases (as a percentage of offering
 price)                                                                    None
Sales Charge Imposed on Reinvested Dividends (as a percentage of offering
 price)                                                                    None
Deferred Sales Charge Imposed on Redemptions (as a percentage of offering
 price)                                                                    None
Redemption Fees (1)                                                        None
Exchange Fee                                                               None

Annual Operating Expenses
--------------------------------------------------------------------------------
(As a percentage of average net assets)

                          1784
                          Tax-Exempt  1784          1784         1784
                          Medium-     Massachusetts Rhode Island Connecticut
                          Term        Tax-Exempt    Tax-Exempt   Tax-Exempt
                          Income Fund Income Fund   Income Fund  Income Fund
----------------------------------------------------------------------------
Advisory Fees (after fee
 waiver) (2)                    0.60%         0.60%        0.60%       0.60%
12b-1 Fee (after fee
 waiver) (2)                     None          None         None        None
Other Expenses (2)              0.20%         0.20%        0.20%       0.20%
----------------------------------------------------------------------------
Total Operating Expenses
 (2)                            0.80%         0.80%        0.80%       0.80%
----------------------------------------------------------------------------

(1) If proceeds of a redemption of Fund shares are paid by wire transfer, a wire transfer charge (presently $12.00) will be imposed.
(2) Bank of Boston, which serves as the Adviser for the Trust, has agreed to waive its fee in an amount that operates to limit total operating expenses of each of the Tax-Exempt Funds to not more than 1.25% of average daily net assets on an annualized basis; this limitation would not apply to any brokerage commissions, interest expense or taxes or to extraordinary expense items, including but not limited to litigation expenses. SEI Financial Services Company, which acts as Distributor of the Trust's shares, has agreed to waive its 12b-1 fee, which is computed at an annual rate of 0.25% of each Fund's average daily net assets. If the Distributor should terminate this waiver, after a substantial period of time annual payment of this fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. SEI Financial Management Corporation, which acts as the Trust's Administrator, has agreed to waive its fee from certain funds of the Trust to assist these funds in maintaining a competitive expense ratio. Bank of Boston contributes to the Funds in order to limit other operating expenses and to assist the Funds in maintaining a competitive expense ratio. Fee waivers by the Adviser, Administrator and Distributor, and contributions by the Bank of Boston, are voluntary and may be terminated at any time. From time to time the Adviser may also waive additional portions of its fees to reduce net operating expenses to less than that shown in the table above. Certain other parties may also agree to waive portions of their fees from time to time on a month to month basis. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor." Absent waivers, the Adviser's investment advisory fee is calculated at an annual rate of 0.74% of the average daily net assets of each of the Tax-Exempt Funds. Absent the waiver of fees by the Distributor, Adviser and Administrator, and voluntary contributions by the Bank of Boston, other expenses and estimated total operating expenses would be as follows: 0.27% and 1.26% of average daily net assets of the 1784 Tax-Exempt Medium-Term Income Fund, 0.36% and 1.35% of average daily net assets of the 1784 Massachusetts Tax-Exempt Income Fund, 0.61% and 1.60% of average daily net assets of the 1784 Rhode Island Tax-Exempt Income Fund and 0.41% and 1.40% of average daily net assets of the 1784 Connecticut Tax-Exempt Income Fund, in each case on an annualized basis. Other expenses are based on actual expenses for each Fund's fiscal year ended May 31,

                                       2

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

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                                   I784 FUNDS

--------------------------------------------------------------------------------

1995, and include expense items described under "General Information -- The Trust." A person who purchases shares through a financial institution may be charged separate fees by the financial institution.

Example
--------------------------------------------------------------------------------

An investor would pay the following expenses on a hypothetical $1,000 investment assuming a 5% annual total return and redemption at the end of each time period:

                                           1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------
1784 Tax-Exempt Medium-Term Income Fund        $8     $26     $44      $99
1784 Massachusetts Tax-Exempt Income Fund      $8     $26     $44      $99
1784 Rhode Island
 Tax-Exempt Income Fund                        $8     $26     $44      $99
1784 Connecticut
 Tax-Exempt Income Fund                        $8     $26     $44      $99

Absent voluntary waivers by the Adviser, Distributor and Administrator and contributions made by the Bank of Boston, the amounts for this example for one year, three years, five years and ten years would be $13, $40, $69 and $152 for the 1784 Tax-Exempt Medium-Term Income Fund, $14, $43, $74 and $162 for the 1784 Massachusetts Tax-Exempt Income Fund, $16, $50, $87 and $190 for the 1784 Rhode Island Tax-Exempt Income Fund and $14, $44, $77 and $168 for the 1784 Connecticut Tax-Exempt Income Fund. The example is based on actual expenses for each Fund's fiscal year ended May 31, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN, AND ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. Additional information may be found under "General Information -- The Trust," "The Adviser," "The Administrator" and "The Distributor."

                                    SUMMARY
--------------------------------------------------------------------------------

The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

1784 Funds (the "Trust") is an open-end management investment company which provides a convenient way to invest in one or more professionally managed funds of securities. The following provides basic information about the 1784 Tax-Exempt Medium-Term Income Fund, 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund and 1784 Connecticut Tax-Exempt Income Fund (each, a "Fund" or a "Tax-Exempt Fund," and collectively, the "Funds" or the "Tax-Exempt Funds"). The 1784 Tax-Exempt Medium-Term Income Fund is a diversified fund; each of the 1784 Massachusetts Tax-Exempt Income Fund, the 1784 Rhode Island Tax-Exempt Income Fund, and the 1784 Connecticut Tax-Exempt Income Fund (collectively, the "State Funds") is a non-diversified fund.

What Is the Investment Objective? The investment objective of the 1784 Tax-Exempt Medium-Term Income Fund is current income, exempt from federal income taxes, consistent with preservation of capital. The investment objective of the 1784 Massachusetts Tax-Exempt Income Fund is current income, exempt from both federal and Massachusetts personal income taxes, consistent with the preservation of capital. The investment objective of the 1784 Rhode Island Tax-Exempt Income Fund is current income exempt from federal income tax, from Rhode Island personal income tax and from the Rhode Island business corporation tax. The investment objective of the 1784 Connecticut Tax-Exempt Income Fund is current income exempt from both federal and Connecticut personal income taxes. Preservation of capital is a secondary objective for each of these Funds. Each Fund's investment

                                       3

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

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                                   I784 FUNDS

--------------------------------------------------------------------------------

objective may be changed only with the consent of holders of a majority of that Fund's outstanding shares. There can be no assurance that any Tax-Exempt Fund will achieve its investment objective. See "Investment Objective" and "Investment Limitations."

What Are the Permitted Investments? The 1784 Tax-Exempt Medium-Term Income Fund under normal market conditions invests at least 80% of its net assets in obligations issued by or on behalf of the states, territories or possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "Municipal Securities"). Each of the State Funds under normal market conditions invests at least 80% of its net assets in Municipal Securities, and normally invests at least 65% of its total assets in Municipal Securities the interest on which, in the opinion of counsel for the issuer, is exempt from both federal and that state's personal income tax and not included as a preference item under the alternative minimum tax.

What Are Some of the Risks? The investment policies of each of the Tax-Exempt Funds entail certain risks and considerations of which an investor should be aware. For example, the net asset value per share of each of the Tax-Exempt Funds is not fixed and should be expected to fluctuate. In addition, values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well; mortgage-backed securities are subject to prepayment of the underlying mortgages and may not be an effective means of locking in long-term interest rates; and the longer maturity securities in which the Funds may invest are subject to greater market fluctuations as a result of changes in interest rates. Since the State Funds are non-diversified funds, a relatively high percentage of their assets may be invested in the securities of a limited number of issuers, which means that the value of the shares of these Funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.

For further information, see "Investment Policies," "Certain Investment Policies and Guidelines" and "Description of Permitted Investments and Techniques" herein and in the Statement of Additional Information.

Who Is the Adviser? The First National Bank of Boston ("Bank of Boston" or the "Adviser") serves as the Adviser for the Trust and is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.74% of the average daily net assets of each of the Tax-Exempt Funds. The Adviser has agreed for an indefinite period of time to waive all or a portion of its fee in order to limit the total operating expenses of the Tax-Exempt Funds to not more than 1.25% of each Fund's average daily net assets. Bank of Boston contributes to the Funds in order to limit operating expenses and to assist the Funds in maintaining a competitive expense ratio. Fee waivers and contributions may be terminated at any time. See "The Adviser."

Who Is the Administrator? SEI Financial Management Corporation serves as the Administrator for the Trust under an Administration Agreement and is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Each Tax-Exempt Fund's portion of such fee is based on that Fund's average daily net assets. The Administrator has agreed to waive a portion of its fees on a month to month basis under certain circumstances. See "The Administrator."

Who Is the Shareholder Servicing Agent and Transfer Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust under the Administration Agreement and as transfer agent for the Trust under a separate transfer agent agreement. See "The Shareholder Servicing and Transfer Agent."

                                       4

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

================================================================================

                                   I784 FUNDS

--------------------------------------------------------------------------------

Who Is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for payments to the Distributor of a fee, calculated daily and paid monthly at an annual rate of 0.25% of each Tax-Exempt Fund's average daily net assets; the Distributor can use all or a portion of this fee to compensate broker-dealers and other financial institutions that provide services to Shareholders or to their customers who beneficially own shares of the Tax-Exempt Funds. The Distributor has agreed to waive its 12b-1 fee. However, distribution fees may be imposed in the event that the Distributor determines to terminate its waiver of such fees. The Trust may create one or more additional classes of shares, without distribution fees, of one or more of the Funds. See "The Distributor."

How Do I Purchase Shares? Purchases of Fund shares may be made through the Distributor by the close of business Monday through Friday except on days when the New York Stock Exchange or the Federal Reserve Bank of Boston is closed ("Business Days"). Shares may also be purchased through broker-dealers which have established dealer agreements with the Distributor. Purchase orders submitted through broker-dealers normally will be received by the Distributor on the Business Day after they are received by the broker-dealer.

A purchase order for shares representing an investment in a Tax-Exempt Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order in good form for the shares and payment (by wire transfer or check) for the shares before 4:00 p.m. Eastern Time ("ET") on that day. Shares are sold at their net asset value determined as of the end of the day the order is effective. Shares purchased will begin accruing dividends on the day following the date of purchase.

The minimum initial investment in a Tax-Exempt Fund is $1,000; all subsequent purchases must be at least $250. Minimum investment requirements are lower for accounts established for automatic investment programs. See "Purchase of Shares."

Shares of each of the Tax-Exempt Funds are currently being offered without any sales charges. See "The Distributor."

How Do I Redeem Shares? Redemptions of shares of a Tax-Exempt Fund may be made through the Transfer Agent on any Business Day. Redemption orders must be placed in good form before 4:00 p.m. ET on any Business Day to be effective on that day. The redemption price is the net asset value per share determined as of the end of the day the order is effective. See "Redemption of Shares."

How Are Distributions Paid? Substantially all of the net investment income (exclusive of capital gains) of each of the Funds is distributed in the form of dividends which are declared daily and paid monthly. Shareholders of record on the record date for the dividend distribution will be entitled to the dividends, except that shares will not begin accruing dividends until the day following the date of their purchase. On redemption, a shareholder will receive dividends through and including the day a valid redemption request is received by the Transfer Agent. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends and Distributions."

How Do I Make Exchanges? Once payment for shares of a Tax-Exempt Fund has been received by the Distributor, those shares may be exchanged for shares of one or more other portfolios of the Trust at net asset value, provided the amount of the exchange meets the minimum investment requirements for the other portfolio of the Trust. There are no charges for an exchange. If an exchange request in good order is received by the Distributor by 4:00 p.m. ET on any Business Day, the exchange usually will occur on that day; however, requests for exchanges for shares of a money market fund must be received earlier than 4:00 p.m. ET (in cases when regular trading on the New York

                                       5

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

--------------------------------------------------------------------------------

                                   I784 FUNDS

--------------------------------------------------------------------------------

Stock Exchange closes earlier than 4:00 p.m. ET, as early as 12:00 noon ET) for the exchange to occur on that day. A Shareholder must obtain and should read the prospectus of the other portfolio and consider the differences in investment objectives and policies before making any exchange. An exchange is treated, for federal and state income tax purposes, as a sale of the Tax-Exempt Fund shares exchanged, and could result in taxable gain or loss to the Shareholder. See "Exchanges."

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following table provides condensed financial information about the 1784 Tax-Exempt Medium-Term Income Fund and the 1784 Massachusetts Tax-Exempt Income Fund for the period from June 14, 1993 (commencement of operations) through May 31, 1995, and about the 1784 Rhode Island Tax-Exempt Income Fund and the 1784 Connecticut Tax-Exempt Income Fund for the period from August 1, 1994 (commencement of operations) through May 31, 1995. The information should be read in conjunction with the financial statements appearing in the Funds' Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, covering the period through May 31, 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report is included in the Funds' Annual Report. Copies of the Annual Report may be obtained without charge from the Distributor.
                              FINANCIAL HIGHLIGHTS

                       For the Period Ended May 31, 1995
--------------------------------------------------------------------------------

For a Share Outstanding Throughout the Period

                    Net                                                                   Net                  Ratio
                   Asset                Realized and    Dividends      Net              Assets      Ratio      of Net
                   Value      Net        Unrealized      from Net  Asset Value            End    of Expenses   Income
                 Beginning Investment Gains or (Losses) Investment     End     Total   of Period to Average  to Average
                 of Period   Income    on Investments     Income    of Period  Return    (000)   Net Assets  Net Assets
                 --------- ---------- ----------------- ---------- ----------- ------  --------- ----------- ----------
TAX-EXEMPT
MEDIUM-TERM
INCOME (1)
=================
 6/14/93-5/31/94  $10.00      0.49          (0.10)        (0.49)     $ 9.90     3.93%* $ 36,365     0.32%**    5.06%**
 6/1/94-5/31/95   $ 9.90      0.48           0.24         (0.48)     $10.14     7.58%  $176,345     0.80%      5.02%
MASSACHUSETTS
TAX-EXEMPT
INCOME (1)
=================
 6/14/93-5/31/94  $10.00      0.50          (0.19)        (0.50)     $ 9.81     3.04%* $ 49,662     0.33%**    5.10%**
 6/1/94-5/31/95   $ 9.81      0.47           0.09         (0.47)     $ 9.90     6.00%  $ 82,058     0.80%      4.93%
RHODE ISLAND
TAX-EXEMPT
INCOME FUND (2)
=================
 8/1/94-5/31/95   $10.00      0.45           0.13         (0.45)     $10.13    6.09%*  $ 32,495     0.54%**    5.56%**
CONNECTICUT
TAX-EXEMPT
INCOME FUND (2)
=================
 8/1/94-5/31/95   $10.00      0.45           0.27         (0.45)     $10.27     7.45%* $ 61,369     0.52%**    5.44%**
                    Ratio     Ratio of
                 of Expenses Net Income
                 to Average  to Average
                 Net Assets  Net Assets Portfolio
                 (Excluding  (Excluding Turnover
                  Waivers)    Waivers)    Rate
                 ----------- ---------- ---------
TAX-EXEMPT
MEDIUM-TERM
INCOME (1)
=================
 6/14/93-5/31/94    1.61%**    3.77%**   98.83%
 6/1/94-5/31/95     1.26%      4.56%     74.74%
MASSACHUSETTS
TAX-EXEMPT
INCOME (1)
=================
 6/14/93-5/31/94    1.41%**    4.02%**   13.99%
 6/1/94-5/31/95     1.35%      4.38%     34.59%
RHODE ISLAND
TAX-EXEMPT
INCOME FUND (2)
=================
 8/1/94-5/31/95     1.60%**    4.50%**   57.51%
CONNECTICUT
TAX-EXEMPT
INCOME FUND (2)
=================
 8/1/94-5/31/95     1.40%**    4.56%**   35.56%

 *  Returns are for the period indicated and have not been annualized.
**  Ratios for this period have been annualized.
(1) The Tax-Exempt Medium-Term Income and Massachusetts Tax-Exempt Income Funds commenced operations on June 14, 1993.
(2) The Rhode Island Tax-Exempt Income and Connecticut Tax-Exempt Income Funds commenced operations on August 1, 1994.

                                       6

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                                   I784 FUNDS

--------------------------------------------------------------------------------

                                   THE TRUST
--------------------------------------------------------------------------------

1784 Funds (the "Trust") is an open-end management investment company that currently offers units of beneficial interest ("shares") in several separate professionally managed investment portfolios, or funds. Each share of each fund represents an undivided, proportionate interest in that fund. This Prospectus relates to shares of the Trust's 1784 Tax-Exempt Medium-Term Income Fund, a diversified fund, and of the 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, and 1784 Connecticut Tax-Exempt Income Fund, which are non-diversified funds. The Trust's other funds include the 1784 U.S. Treasury Money Market Fund, 1784 Institutional U.S. Treasury Money Market Fund, 1784 Tax-Free Money Market Fund, 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, and 1784 Income Fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained from the Trust's distributor, SEI Financial Services Company (the "Distributor"), 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by calling 1-800-BKB-1784.

                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the 1784 Tax-Exempt Medium-Term Income Fund is current income, exempt from federal income taxes, consistent with preservation of capital.

The investment objective of the 1784 Massachusetts Tax-Exempt Income Fund is current income, exempt from both federal and Massachusetts personal income taxes, consistent with the preservation of capital.

The investment objective of the 1784 Rhode Island Tax-Exempt Income Fund is current income exempt from federal income tax, from Rhode Island personal income tax, and from the Rhode Island business corporation tax. Preservation of capital is a secondary objective.

The investment objective of the 1784 Connecticut Tax-Exempt Income Fund is current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

There is no assurance that the investment objective of any Tax-Exempt Fund will be met. The investment objective of each Fund is a fundamental policy of that Fund, and therefore cannot be changed without the consent of holders of a majority of that Fund's outstanding shares. See "Investment Limitations."

                              INVESTMENT POLICIES
--------------------------------------------------------------------------------

The 1784 Tax-Exempt Medium-Term Income Fund is a diversified fund which, as a matter of fundamental policy, invests at least 80% of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "Municipal Securities"). Municipal Securities in which the Fund invests include (i) municipal notes which are rated MIG-2 or VMIG-2 or better by Moody's Investors Service, Inc. ("Moody's") or SP-2 or better by Standard & Poor's Ratings Group ("S&P") at the time of investment, or which, if not rated by Moody's or by S&P, are of at least comparable quality, as determined by the Adviser; (ii) municipal bonds which are rated BBB or better by S&P or Baa or better by Moody's at the time of investment or which, if not rated by Moody's or by S&P, are of at least comparable quality, as determined by the Adviser; and (iii) tax-exempt commercial paper which is rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which is of comparable quality as determined by the Adviser. Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics.

The securities other than Municipal Securities in which the 1784 Tax-Exempt Medium-Term Income Fund may

                                       7

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

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                                   I784 FUNDS

--------------------------------------------------------------------------------

invest include (1) U.S. Government securities, i.e., obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies and instrumentalities; (2) bonds, debentures or other debt instruments rated BBB or better by S&P or Baa or better by Moody's or of comparable quality at the time of purchase as determined by the Adviser; (3) short-term commercial paper rated A-2 or better by S&P or P-2 or better by Moody's or of comparable quality at the time of purchase as determined by the Adviser; (4) bank obligations described under "Description of Permitted Investments and Techniques;" (5) mortgage-backed securities and asset-backed securities rated A or better by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; (6) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; and (7) repurchase agreements. Securities rated BBB by S&P or Baa by Moody's may have speculative characteristics. The Fund may write (sell) covered call options and enter into fixed income futures contracts and options (in each case for hedging purposes only).

The Fund may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a recognized securities exchange or actively traded in the over-the-counter market. The Fund may also invest up to 20% of its net assets in securities the interest on which is subject to federal income tax or the federal alternative minimum tax. Up to 15% of the net assets of the Fund may be invested in illiquid securities.

The Trust expects the 1784 Tax-Exempt Medium-Term Income Fund to maintain an average weighted maturity of three to ten years. The Adviser may shorten the average maturity substantially in anticipation of a change in the interest rate environment for temporary defensive purposes by investing in money market instruments and in money market funds. To the extent the Fund is invested in money market instruments and/or money market funds for temporary defensive purposes, the Fund will not be pursuing its investment objective. Under normal circumstances, it is anticipated that the annual portfolio turnover rate for the Fund will not exceed 100%; for the Fund's fiscal years ended May 31, 1994 and May 31, 1995, this rate was 99% and 75%, respectively.

For more information regarding the permitted investments and investment practices of the 1784 Tax-Exempt Medium-Term Income Fund, the purposes of these investments and investment practices and certain risks associated with certain of these investments and investment practices, and information regarding the ratings listed above, see "Certain Investment Policies and Guidelines," "Description of Permitted Investments and Techniques" and Appendix A -- "Description of Ratings."

Each of the 1784 Massachusetts Tax-Exempt Income Fund, 1784 Rhode Island Tax-Exempt Income Fund, and 1784 Connecticut Tax-Exempt Income Fund (each, a "State Fund"), as a matter of fundamental policy, invests at least 80% of its net assets under normal market conditions in Municipal Securities, and normally invests at least 65% of its total assets in Municipal Securities the interest on which, in the opinion of counsel for the issuer, is exempt from both federal income tax and that state's personal income tax and not included as a preference item under the alternative minimum tax (collectively, "State Municipal Securities"). State Municipal Securities in which a State Fund invests include (i) municipal notes which are rated MIG-2 or VMIG-2 or better by Moody's, SP-2 or better by S&P or F-2 or better by Fitch Investors Service, Inc. ("Fitch") at the time of investment or which, if not rated by Moody's, S&P or Fitch are of at least comparable quality, as determined by the Adviser; (ii) municipal bonds which are rated BBB or better by S&P or Fitch or Baa or better by Moody's at the time of investment or which, if not rated by Moody's, S&P, or Fitch are of at least comparable quality, as determined by the Adviser; and
(iii) tax-exempt commercial paper which is rated at least A-2 by S&P, F-2 by Fitch or Prime-2 by Moody's at the time of investment or which, if not rated by S&P, Fitch, or Moody's is of at least comparable quality, as determined by the Adviser. Bonds rated BBB by S&P or Baa by Moody's may have speculative characteristics.


                                       8

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

================================================================================

                                   I784 FUNDS

--------------------------------------------------------------------------------

The securities other than State Municipal Securities in which each State Fund may invest include: (1) Municipal Securities the interest on which is not exempt from that state's income tax; (2) U.S. Government securities, i.e., obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies and instrumentalities; (3) bonds, debentures or other debt instruments rated BBB or better by S&P or Fitch or Baa or better by Moody's or of comparable quality at the time of purchase as determined by the Adviser; (4) short-term commercial paper rated A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch or of comparable quality at the time of purchase as determined by the Adviser; (5) bank obligations described under "Description of Permitted Investments and Techniques;" (6) mortgage-backed securities and asset-backed securities rated A or better by S&P, Moody's or Fitch or of comparable quality at the time of purchase as determined by the Adviser; (7) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; and (8) repurchase agreements involving any of the foregoing securities. Securities rated BBB by S&P or Baa by Moody's may have speculative characteristics. Each State Fund may write
(sell) covered call options and may enter into fixed income futures contracts and options (in each case for hedging purposes only).

Each State Fund may also invest up to 20% of its net assets in securities the interest on which is subject to federal income tax or the federal alternative minimum tax. Up to 15% of the net assets of each State Fund may be invested in illiquid securities.

The Trust expects the State Funds to maintain average weighted maturities of from five to ten years. The Adviser may shorten the average maturity of a State Fund substantially in anticipation of a change in the interest rate environment for temporary defensive purposes by investing in money market instruments and money market funds. To the extent a State Fund is invested in money market instruments and/or money market funds for temporary defensive purposes, the Fund will not be pursuing its investment objective. Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each State Fund will not exceed 100%. For the fiscal years ended May 31, 1994 and May 31, 1995, this rate was 14% and 35%, respectively, for the 1784 Massachusetts Tax-Exempt Income Fund. For the fiscal year ended May 31, 1995 the portfolio turnover rate for the 1784 Rhode Island Tax-Exempt Income Fund was 58% and for the 1784 Connecticut Tax-Exempt Income Fund was 36%.

Each State Fund is a non-diversified investment company, which means that more than 5% of its total assets may be invested in one or more issuers, although the Adviser does not expect to invest more than 25% of the total assets of a State Fund in any one issuer. Since a relatively high percentage of assets of these Funds may be invested in the obligations of a limited number of issuers, the value of the shares of the Funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company. The Trust intends that each State Fund satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. Under these requirements, at the close of each quarter of the Fund's taxable year, (A) at least 50% of its total assets must be represented by cash and cash items, Government securities and securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (B) not more than 25% of the Fund's total assets may be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer.

For more information regarding the permitted investments and investment practices of the State Funds, the purposes of these investments and investment practices and certain risks associated with certain of these investments and investment practices, and information regarding the ratings listed above, see "Certain Investment Policies and Guidelines," "Description of Permitted Investments and Techniques" and Appendix A -- "Description of Ratings."

                                       9

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                                   I784 FUNDS

--------------------------------------------------------------------------------

                   CERTAIN INVESTMENT POLICIES AND GUIDELINES
--------------------------------------------------------------------------------

The market value of each Fund's fixed income investments (including money market instruments) changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the values of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of Fund securities will affect the Fund's net asset value; under most circumstances, changes in the value of Fund securities will not affect cash income derived from these securities.

Each Tax-Exempt Fund's investments normally consist primarily of securities that are listed on recognized exchanges or actively traded in the over-the-counter market. Each Tax-Exempt Fund may also hold securities that are neither so listed nor so traded. However, none of the Tax-Exempt Funds invests more than 15% of its net assets in illiquid securities.

In general, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects then-prevailing interest rates, which may be lower. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for the Funds.

For temporary defensive purposes, when the Adviser determines that market conditions warrant, each of the Tax-Exempt Funds may invest up to 100% of its assets in money market instruments described under "Description of Permitted Investments and Techniques," consisting of the following: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) repurchase agreements; (3) bank obligations described under "Description of Permitted Investments and Techniques;" (4) commercial paper, other short-term debt securities or variable or floating rate instruments rated in one of the two highest short-term rating categories by a "nationally recognized statistical rating organization" as defined under Securities and Exchange Commission rules ("NRSRO") or of comparable credit quality as determined by the Adviser; and (5) asset-backed securities. The Funds may also invest, for temporary defensive purposes, in money market funds. To the extent a Fund is invested in money market instruments and/or money market funds for temporary defensive purposes, the Fund will not be pursuing its investment objective.

Each of the Tax-Exempt Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. Each of the Funds may also, from time to time, engage in securities lending; however, loans made by a Fund of the securities it holds may not exceed 33 1/3% of that Fund's total assets. Each of the Funds may enter into interest rate futures contracts and related options.

In the event a security owned by a Tax-Exempt Fund is downgraded below the rating categories discussed above, the Adviser will review and take action it deems appropriate with regard to the security.

Special Factors Relating to Massachusetts, Rhode Island and Connecticut Municipal Securities
--------------------------------------------------------------------------------

Each State Fund intends to invest a significant portion of its assets in Municipal Securities, the interest on which, in the opinion of bond counsel, is exempt from both federal income tax and that state's income tax and is not included as a preference item under the federal alternative minimum tax. The payment of interest on and the preservation of principal of these securities is dependent upon the continuing ability of issuers within that state and/or obligors of state, municipal and public

                                       10

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

================================================================================

                                   I784 FUNDS

--------------------------------------------------------------------------------

authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in a State Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of Massachusetts, Rhode Island or Connecticut issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. Many of a State Fund's Municipal Securities are likely to be obligations of state governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue.

In the late 1980s and early 1990s, Massachusetts, Rhode Island, and Connecticut each suffered economic slowdowns. In the Commonwealth of Massachusetts, during such time, economic performance slowed significantly, particularly in the construction, real estate, financial and manufacturing sectors (including technology), with especially adverse results in 1990 and the first half of 1991. The economy appears to be recovering with small growth reported in some sectors during 1993 and 1994. However, the manufacturing sector (including high technology) continues to decline. Additionally, in the recent past, the Commonwealth experienced fiscal difficulties. In each of the five fiscal years commencing fiscal 1987, the Commonwealth's spending exceeded its revenues. In the fiscal years 1992, 1993 and 1994, however, the Commonwealth's revenues exceeded spending. In 1989, as a result of the budgetary difficulties of the Commonwealth at that time, S&P and Moody's lowered their ratings of long-term bonds issued by the Commonwealth. However, in September, 1992 both S&P and Moody's raised their ratings of such bonds to A.

In Rhode Island, manufacturing in general and defense-related industries in particular have declined significantly and employment has decreased in recent years. As a result, the state government and other issuers of Rhode Island Municipal Securities have experienced serious budgetary constraints. In order to balance its budget, as it is required to do by the state constitution, the Rhode Island state government has reduced expenditures and raised taxes, among other measures. The recession seems to have stabilized. The state projects continued recovery at a slow pace over the next five years.

In Connecticut as well, manufacturing in general and defense-related industries in particular have declined significantly, and unemployment has risen. Despite the serious economic problems facing the State, Connecticut has essentially maintained its credit standing. General Fund surpluses in the State's 1986 and 1987 fiscal years were followed by operating deficits in its 1988, 1989, 1990, and 1991 fiscal years. As a result of the recurring budgetary problems, S&P in 1991 downgraded the State's general obligation bonds from AA to AA-, although Moody's continues to confirm its rating of Aa, for these bonds. Fitch gives these obligations a rating of AA. Effective in 1991, the state legislature enacted a personal income tax and reduced some state sales taxes. As a result of these and other budgetary actions, the General Fund had operating surpluses for the fiscal years ending in 1992, 1993 and 1994. The 1995 state budget anticipates a small deficit. The 1996 state budget anticipates an operating surplus.

A more detailed description of certain special factors affecting investment in State Municipal Securities of which investors should be aware is set forth in the Statement of Additional Information. See "Special Factors Relating to Massachusetts, Rhode Island and Connecticut Municipal Securities" in the Statement of Additional Information.

The foregoing discussion of special factors relating to Municipal Securities of issuers in Massachusetts, Rhode Island and Connecticut is a summary of certain information contained in certain official statements relating to securities offerings by such issuers. The foregoing summaries do not purport to be a complete description and are current as of the date of the corresponding official statement.

                             INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

The investment objective of each Fund and the following investment limitations are fundamental
                                       11

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

================================================================================

                                   I784 FUNDS

--------------------------------------------------------------------------------

policies of that Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

A Fund may not:

1. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. Make loans except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objectives and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

3. Borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33 1/3% of the Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (e.g., to meet Shareholder redemption requests). A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5% of its total assets (taken at market value).

In addition, the 1784 Tax-Exempt Medium-Term Income Fund may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the total assets of this Fund.

The foregoing percentages apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

                                  THE ADVISER
--------------------------------------------------------------------------------

The First National Bank of Boston ("Bank of Boston" or the "Adviser") manages the assets of each Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser makes investment decisions for each Fund. David H. Thompson, Director of Fund Management, has been the manager of the 1784 Tax-Exempt Medium-Term Income Fund since June, 1993 and a co-manager of the 1784 Rhode Island Tax-Exempt Income Fund and the 1784 Connecticut Tax-Exempt Income Fund since September of 1995. Mr. Thompson, who has more than 22 years of experience in investment management, research analysis and securities trading, has been the Director of Fund Management at Bank of Boston since 1985. Susan A. Sanderson, Senior Fund Manager, has been the manager of the 1784 Massachusetts Tax-Exempt Income Fund since June, 1993. Ms. Sanderson, who has more than 15 years of experience in investment management and securities trading, was an Associate Fund Manager at Bank of Boston from 1987 to 1991 and has been a Fund Manager since 1991. James L. Bosland, Senior Fund Manager, has been a co-manager of the 1784 Rhode Island Tax-Exempt Income Fund and the 1784 Connecticut Tax-Exempt Income Fund since July, 1994 (commencement of these Funds' operations). Mr. Bosland, who has more than five years of experience in investment management and research analysis, has been a Fund Manager and Senior Fund

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                                   I784 FUNDS

--------------------------------------------------------------------------------

Manager at Bank of Boston since 1989. From 1988 to 1989, Mr. Bosland was a vice president with First Funding Corporation.

For its services under the Advisory Agreement, the Adviser receives from each Fund a fee accrued daily and paid monthly at an annual rate equal to 0.74% of the Fund's average daily net assets. However, the Adviser has agreed for an indefinite period of time to waive all or a portion of its fees in order to limit the total operating expenses of each of the Funds on an annualized basis to not more than 1.25% of its average daily net assets; this limitation would not apply to any brokerage commissions, interest expense or taxes or to extraordinary expense items, including but not limited to litigation expenses. Fee waivers may be terminated at any time. From time to time the Adviser may also waive additional portions of its fees to reduce net operating expenses to less than the amount specified above.

For the fiscal year ended May 31, 1995, the fees payable to the Bank of Boston under the Advisory Agreement with respect to each of the Funds were as follows: for the 1784 Tax-Exempt Medium-Term Income Fund, $741,971, of which $140,373 was voluntarily waived (after giving effect to such waiver, 0.60% of such Fund's average daily net assets for that fiscal year); for the 1784 Massachusetts Tax-Exempt Income Fund, $447,676, of which $84,695 was voluntarily waived (after giving effect to such waiver, 0.60% of such Fund's average daily net assets for that fiscal year); for the 1784 Rhode Island Tax-Exempt Income Fund, $163,926, of which $87,263 was voluntarily waived (after giving effect to such waiver, 0.29% of such Fund's average daily net assets for that fiscal year); and for the 1784 Connecticut Tax-Exempt Income Fund, $300,587, of which $163,399 was voluntarily waived (after giving effect to such waiver, 0.28% of such Fund's average daily net assets for that fiscal year). In addition, the Bank of Boston contributed $67,730 to the 1784 Tax-Exempt Medium-Term Income Fund, $79,426 to the 1784 Massachusetts Tax-Exempt Income Fund, $22,451 to the 1784 Rhode Island Tax-Exempt Income Fund and $1,285 to the 1784 Connecticut Tax-Exempt Income Fund to decrease the Funds' other operating expenses and to assist the Funds in maintaining a competitive expense ratio. Management's discussion of the Funds' performance is included in the Funds' Annual Report to Shareholders which investors may obtain without charge by contacting the Distributor. The Funds may execute brokerage or other agency transactions through the Adviser or an affiliate.

Bank of Boston, a national banking association, is the successor to a number of banking institutions, the first of which was chartered in 1784. All of the capital stock of Bank of Boston (except directors' qualifying shares) is owned by Bank of Boston Corporation, a registered bank holding company. Bank of Boston and its affiliates are engaged in providing a wide variety of financial services to individuals, corporate and institutional customers, governments, and other financial institutions throughout New England, the United States and internationally. These services include individual and community banking, consumer finance, mortgage origination and servicing, domestic corporate and investment banking, leasing, international banking services, commercial real estate lending, private banking, trust services, correspondent banking, and securities and payments processing. Bank of Boston's principal business address is 100 Federal Street, Boston, MA 02110. Prior to the origination of the Trust in 1993, the Adviser had not served as the investment adviser for management investment companies. The Adviser also manages the other funds comprising the Trust.

Bank of Boston has been providing asset management services since 1890. Its portfolio managers are responsible for investing in money market, equity, and fixed income securities and they have earned national recognition and respect. The investment management group within Bank of Boston which manages the Fixed Income Funds is the same group which has managed Bank of Boston's collective trust funds with similar investment objectives. As of December 31, 1994, Bank of Boston and its affiliates managed more than $13 billion in assets worldwide.

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                                   I784 FUNDS

--------------------------------------------------------------------------------

Bank of Boston and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Bank of Boston and its affiliates deal, trade and invest for their own account in certain types of securities purchased on behalf of the Funds. Bank of Boston and its affiliates may sell such securities to and purchase them from other investment companies sponsored by SEI Financial Services Company or its affiliates. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Bank of Boston or in the possession of any affiliate of Bank of Boston.

The Glass-Steagall Act prohibits certain financial institutions, such as Bank of Boston, from engaging in the business of underwriting securities of open-end investment companies, such as the Funds. Bank of Boston takes the position, based on the advice of counsel, that the investment advisory services it provides under the Advisory Agreement do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act and other relevant federal and state legal and regulatory precedent. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Future changes in either federal or state statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future federal and state statutes and regulations, could prevent Bank of Boston from continuing to perform such services for the Trust. If Bank of Boston were to be prevented from acting as the Adviser, the Trust would seek alternative means for obtaining such services.

                               THE ADMINISTRATOR
--------------------------------------------------------------------------------

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to an administration agreement dated as of June 1, 1993 (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.15% of the Trust's first $300 million of average daily net assets, 0.12% of the Trust's second $300 million of average daily net assets and 0.10% of the Trust's average daily net assets over $600 million. Each Tax-Exempt Fund's portion of such fee is based on the average daily net assets of such Fund. The Administrator has agreed to waive a portion of its fees on a month to month basis under certain circumstances for certain of the portfolios of the Trust.

                  THE SHAREHOLDER SERVICING AND TRANSFER AGENT
--------------------------------------------------------------------------------

SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust. Compensation for these services is paid under the Administration Agreement. SEI Financial Management Corporation also acts as transfer agent (the "Transfer Agent") under a separate transfer agent agreement. The principal business address of the Transfer Agent is 650 East Swedesford Road, Wayne, PA 19087.

                                THE DISTRIBUTOR
--------------------------------------------------------------------------------

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated as of June 1, 1993, and the Trust has adopted a distribution plan (the "Plan") dated as of June 1, 1993 pursuant to Rule 12b-1 under the Investment Company Act of 1940. As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee for its services, calculated

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                                   I784 FUNDS

--------------------------------------------------------------------------------

daily and paid monthly, at an annual rate of .25% of the average daily net assets of each Tax-Exempt Fund. The Distributor may apply all or a portion of this fee toward: (a) compensation for its services in connection with distribution assistance or provision of Shareholder services; or (b) payments to financial institutions and intermediaries such as banks (including Bank of Boston), savings and loan associations, insurance companies, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of Shareholder services. The Plan is characterized as a "compensation plan" (in contrast to "reimbursement" arrangements in which a distributor's compensation is linked directly to the distributor's expenses) since the distribution fee will be paid to the Distributor without regard to the distribution or Shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Distributor has agreed to waive the 12b-1 fee. This waiver may be terminated by the Distributor at any time.

The Trust may create one or more additional classes of shares of any or all of the Tax-Exempt Funds to be offered without distribution fees to certain types of investors.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

From time to time the Distributor may provide incentive compensation to employees of banks (including Bank of Boston), broker-dealers and investment counselors, and to its own employees, in connection with the sale of shares of the Funds or other portfolios of the Trust. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages. Such promotional incentives will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Funds and other portfolios of the Trust sold by the participant.

                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

Shares of the Funds are sold on a continuous basis and may be purchased directly from the Trust's Distributor either by mail or by telephone. Shares may also be purchased through a broker-dealer which has established a dealer agreement with the Distributor.

Purchases of shares of each Fund may be made Monday through Friday except on days when the New York Stock Exchange or the Federal Reserve Bank of Boston is closed ("Business Days"). Current holidays for the New York Stock Exchange and/or the Federal Reserve Bank of Boston are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving and Christmas. Except as provided below, the minimum initial investment in the shares is $1,000, and all subsequent purchases of shares must be at least $250. Minimum purchase amounts may be waived by the Distributor in its discretion. No minimum purchase amount applies to subsequent purchases made by reinvestment of dividends.

The purchase price for shares of a Fund is their net asset value next determined after the Distributor receives a purchase order in good form. Net asset value per share is determined as of the close of trading on the New York Stock Exchange, 4:00 p.m. ET, on each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places.

A purchase order for shares of a Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order, in good form, for the shares and payment (by wire transfer or check) for the shares before 4:00 p.m. ET on that day. Purchase orders submitted through broker-dealers which have established dealer agreements with the Distributor normally will be received by the Distributor on the Business Day after they are received

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                                   I784 FUNDS

--------------------------------------------------------------------------------

by the broker-dealer. In certain circumstances where the agreement between the Distributor and the customer's broker so permits, a purchase order for additional shares of a Tax-Exempt Fund will be effective as of the Business Day the order is received by the Distributor if the Distributor receives a purchase order in good form for the shares before 4:00 p.m. ET on that day and payment (by wire transfer or check) for the shares is received before 4:00 p.m. ET within 5 Business Days thereafter.

By Mail
--------------------------------------------------------------------------------

Investors may purchase shares of any Fund by completing and signing an Account Application and mailing it, along with a check (or other negotiable bank instrument or money order) payable to the Fund in which shares are being purchased, e.g., "1784 Tax-Exempt Medium-Term Income Fund," "1784 Massachusetts Tax-Exempt Income Fund," "1784 Rhode Island Tax-Exempt Income Fund" or "1784 Connecticut Tax-Exempt Income Fund," to SEI Financial Management Corporation (the "Transfer Agent"), P.O. Box 1784, Wayne, PA 19087-8784. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent.

Account Applications can be obtained by calling the Distributor at 1-800-BKB-
1784.

By Telephone
--------------------------------------------------------------------------------

If a Shareholder has previously submitted an Account Application, that Shareholder may also purchase shares by telephone by calling the Distributor toll-free at 1-800-BKB-1784. Orders by telephone will not be executed until an Account Application and payment have been received. In certain circumstances where the agreement between the Distributor and the customer's broker so permits, orders by telephone representing subsequent purchases of shares of a Tax-Exempt Fund will be executed prior to receipt of payment, but payment must be received before 4:00 p.m. ET within 5 Business Days thereafter.

Systematic Investment Plan (SIP)
--------------------------------------------------------------------------------

A Shareholder may also arrange for periodic additional investments in a Tax-Exempt Fund through automatic deductions by Direct Deposit (if available from a Shareholder's employer) or by Automatic Clearing House ("ACH") transactions from a checking account by completing the appropriate section of the Account Application. The Systematic Investment Plan is subject to account minimum initial purchase amounts and minimum maintained balance requirements. The minimum pre-authorized investment amount is $50 per month. An Account Application may be obtained by contacting the Distributor at 1-800-BKB-1784.

Other Information Regarding Purchases
--------------------------------------------------------------------------------

Shares of a Fund may also be purchased through financial institutions, including Bank of Boston, which provide shareholder service or other assistance to the Trust. Texas residents may only purchase shares through the Distributor. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose cut-off times for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption orders to the Distributor. The Distributor's receipt of an order may be delayed by one or more Business Days.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other Shareholders who desire to transfer the registration of their shares should contact the Administrator.

Purchases may be made by ACH transactions, as well as by check or wire transfer.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer

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                                   I784 FUNDS

--------------------------------------------------------------------------------

account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

No certificates representing shares will be issued.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such offer. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures will include verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures to confirm that instructions communicated by telephone are genuine are not followed, the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent instructions. Otherwise, the investor will bear all risk of loss relating to a purchase, redemption or exchange by telephone or a wire transfer.

For all purchases, if payment is not made or a check received for shares does not clear, the purchase will be cancelled and the investor could be liable for any losses to the Fund, including losses resulting from a decline in the net asset value of the applicable shares between the date of purchase and the date of cancellation, and for a check return fee up to $25.00, as applicable. Shares purchased will begin accruing dividends on the day following the date of purchase.

The net asset value per share of each Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security.

                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Shareholders may redeem their shares on any Business Day and shares may ordinarily be redeemed by mail or telephone, with proceeds payable by check, ACH or wire transfer. A redemption is treated, for federal and state income tax purposes, as a sale of the Fund shares redeemed; a redemption could, therefore, result in taxable gain or loss to the Shareholder. If proceeds are made by wire transfer, a wire transfer charge (presently $12.00) will be imposed.

By Mail
--------------------------------------------------------------------------------

A written request for redemption must be received by the Transfer Agent in good form in order to constitute a valid request for redemption. All account holders must sign the redemption request. Under certain circumstances, the Transfer Agent may require that the signatures on the request be guaranteed by a commercial bank, by a member firm of a domestic stock exchange, or by another eligible guarantor institution. Redemption requests may be mailed to SEI Financial Management Corporation, P.O. Box 1784, Wayne, PA 19087-8784, or 680 East Swedesford Road, Wayne, PA 19087.

By Telephone
--------------------------------------------------------------------------------

Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application (unless a written redemption request, with the Shareholder's signature guaranteed, is required; see "Signature Guarantees" below). Telephone redemption orders must be placed with the Transfer Agent prior to 4:00 p.m. ET on any Business Day to be effective on such day. The Shareholder may have the proceeds mailed to his or her address or wired to a commercial bank account previously designated on the Account Application. Telephone redemption requests may be made by calling the Transfer Agent at 1-800-BKB-1784. Shareholders may not close their account by telephone. During periods of drastic economic or market changes or severe weather or other

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                                   I784 FUNDS

--------------------------------------------------------------------------------

emergencies, Shareholders may find it difficult to implement a telephone redemption. If such a case should occur, another method of redemption, such as written request sent via an overnight delivery service, should be considered.

Signature Guarantees
--------------------------------------------------------------------------------

If a Shareholder requests a redemption for an amount in excess of $25,000, a redemption of any amount to be payable to anyone other than the Shareholder of record or a redemption of any amount to be sent to any address other than the Shareholder's address of record with the applicable Fund (or in the case of ACH or wire transfers, other than as provided in the Shareholder's Account Application), all account holders on the Shareholder's account must sign a written redemption request and their signatures must be guaranteed by a commercial bank, by a member firm of a domestic stock exchange or by another eligible guarantor institution. The Trust and the Transfer Agent reserve the right to amend these requirements for the applicable Fund at any time without notice. For questions about the proper form of redemption requests, call 1-800-BKB-1784.

Other Information Regarding Redemptions
--------------------------------------------------------------------------------

All redemption orders for shares of the Funds are effected at the net asset value per share next determined after receipt, by the Transfer Agent, of a valid request for redemption in good form, as described above. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. A redemption must involve either shares having an aggregate value of at least $250 or all the shares in an account. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures will include verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures to confirm that instructions communicated by telephone are genuine are not followed, the Fund may be liable for any losses to a Shareholder due to unauthorized or fraudulent instructions. Otherwise, the investor will bear all risk of loss relating to a purchase, redemption or exchange by telephone or a wire transfer.

Forwarding of redemption proceeds for shares purchased, or received in exchange for shares purchased, by check (including certified or cashier's checks) may be delayed for 15 or more days to ensure that payment has been collected for the purchase of such shares. Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in Fund securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder (and not solely because of market declines), the account of such Shareholder in the Fund has a value of less than the minimum initial purchase amount (normally $1,000). Accordingly, an investor purchasing shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum amount.

The right of any Shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or to the extent otherwise permitted by the Investment Company Act of 1940, if

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                                   I784 FUNDS

--------------------------------------------------------------------------------

an emergency exists. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                           SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

A shareholder may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a systematic withdrawal plan must be at least $100, except in certain limited circumstances. A withdrawal payment under the plan is treated, for federal and state income tax purposes, as a sale of a number of Fund shares sufficient to fund the payment; such payment could, therefore, result in taxable gain or loss to the Shareholder.

                                   EXCHANGES
--------------------------------------------------------------------------------

Some or all of the shares of a Tax-Exempt Fund for which payment has been received by the Distributor (i.e., an established account) may be exchanged at their net asset value for shares of one or more of the other portfolios of the Trust, including shares of another Tax-Exempt Fund. Exchanges will be made only after instructions in writing or by telephone are received for an established account by the Distributor.

In the case of shares held of record by Bank of Boston or one of its affiliates but beneficially owned by a Customer, to exchange such shares the Customer should contact Bank of Boston or the affiliate, who will contact the Distributor and effect the exchange on behalf of the Customer. If an exchange request in good order is received by the Distributor by 4:00 p.m. ET on any Business Day, the exchange usually will occur on that day; however, requests for exchanges for shares of a money market fund must be received earlier than 4:00 p.m. ET (in cases when regular trading on the New York Stock Exchange closes earlier than 4:00 p.m. ET, as early as 12:00 noon ET) for the exchange to occur on that day. Any Shareholder or Customer who wishes to make an exchange must have received a current prospectus of the portfolio in which he or she wishes to invest before the exchange will be effected. Residents of any state may only exchange shares for shares of another portfolio of the Trust if that portfolio is registered in that state.

Each exchange must involve either shares having an aggregate value of at least $250 or all the shares in the account, and the amount of the exchange must meet the minimum investment requirements for the portfolio of the Trust into which the exchange is being made.

Exchanges may be made by telephone only if that option has been elected by the Shareholder on the Account Application. Shares may be exchanged by telephone by calling the Distributor toll free at 1-800-BKB-1784.

No fees are currently charged to Shareholders directly in connection with exchanges, although each of the Tax-Exempt Funds reserves the right, upon not less than 60 days' written notice, to charge Shareholders a nominal fee in accordance with rules promulgated by the SEC. Each of the Tax-Exempt Funds also reserves the right to reject any exchange request in whole or in part. The exchange privilege (or any aspect of it) may be changed or terminated at any time.

An exchange is treated, for federal and state income tax purposes, as a sale of the Tax-Exempt Fund shares exchanged; an exchange could, therefore, result in taxable gain or loss to the Shareholder.

                                  PERFORMANCE
--------------------------------------------------------------------------------

From time to time, the Trust may advertise a Fund's yield, tax-equivalent yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment. Each Fund's tax-equivalent yield

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

================================================================================

                                   I784 FUNDS

--------------------------------------------------------------------------------

refers to the yield that a taxable fund would have to generate in order to produce an equivalent after-tax yield.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

                                     TAXES
--------------------------------------------------------------------------------

The following is a discussion of certain United States federal income tax considerations relevant to the purchase, ownership, and disposition of shares in the Funds. The discussion, which is based on current tax laws, regulations, rulings, and judicial decisions (all of which are subject to change at any time by legislative, judicial, or administrative action), is not intended to be complete; therefore, prospective investors should consult their own tax advisers as to the tax consequences to them of an investment in a Fund. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Tax-Exempt Funds
--------------------------------------------------------------------------------

Each Fund is treated as a separate entity for federal income tax purposes, and is not combined with the other Funds or the Trust's other portfolios. The Trust intends to qualify each Fund each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to that Fund's shareholders in accordance with the timing requirements set out in the Code. As a result, it is expected that the Funds will not be required to pay any federal income or excise taxes.

Federal Tax Treatment of Shareholders
--------------------------------------------------------------------------------

The Trust expects that dividends paid to Shareholders by the Tax-Exempt Funds from interest on Municipal Securities (referred to as "exempt-interest dividends") will be exempt from federal income tax because these Funds each intend to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations whose interest is exempt from federal income tax.

Distributions of income from capital gains, from investments in taxable securities (including repurchase agreements), and from certain other transactions will be taxable to Shareholders, whether paid in cash or in additional shares. Distributions from taxable net investment income and short-term capital gains will be taxable to Shareholders as ordinary income, while distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) will be taxable to Shareholders as long-term capital gains, regardless of how long the Shareholders have held their shares.

Interest on indebtedness incurred by Shareholders to purchase or carry shares of a Tax-Exempt Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Certain distributions of exempt-interest dividends may also be a tax preference item for purposes of the federal alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Funds.

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                                   I784 FUNDS

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The Trust expects that none of the dividends received from the Funds will be eligible for the dividends received deduction for corporations. Any Fund dividend that is declared in October, November, or December of a calendar year, payable to Shareholders of record in such a month, and that is paid the following January will be treated as if received by the Shareholders on December 31 of the year in which the dividend is declared.

The Trust will make annual reports to Shareholders of the federal income tax status of all distributions from each Fund; the Trust will also make annual reports to Shareholders of the State Funds of the applicable state tax status of each State Fund's distributions.

The exchange or redemption of Fund shares is a taxable event to the Shareholders; however, under certain circumstances, realized losses may be disallowed and short-term capital losses may be converted into long-term capital losses.

The Funds will generally withhold tax payments at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., although the 30% rate may be reduced to the extent provided by an applicable tax treaty. Each Fund is also required in certain circumstances to withhold 31% of taxable dividends and certain redemption proceeds paid to any Shareholder (including a Shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% (or lower treaty rate) withholding.

State Taxes
--------------------------------------------------------------------------------

Depending on the nature of the distribution of income and the residence of the Shareholder, certain distributions by the Funds may be subject to state and local income taxes. Shareholders of the 1784 Massachusetts Tax-Exempt Income Fund who are subject to Massachusetts personal income taxation will not, however, be required to include in their Massachusetts gross income that portion of their exempt-interest dividends that the Trust identifies as directly attributable to interest received by the Fund on obligations issued by the Commonwealth of Massachusetts, its counties and municipalities, authorities, political subdivisions, or instrumentalities. Such shareholders also will not be required to include in their Massachusetts gross income that portion of ordinary dividends that the Trust properly and timely identifies in a written notice as being attributable to interest earned on obligations of the United States or its agencies or possessions that are exempt from state taxation. Exempt-interest dividends paid to a corporate shareholder will be subject to the Massachusetts corporate excise tax, and shares of the 1784 Massachusetts Tax-Exempt Income Fund may be included in the net worth base of that tax. Any capital gains distributed by the 1784 Massachusetts Tax-Exempt Income Fund (except for cases in which capital gains are specifically exempted from income taxation under the legislation authorizing issuance of the obligations the sale of which produces the capital gains), and gains realized by the Shareholder from a redemption or sale of shares of the Fund, will be subject to Massachusetts personal income or the corporate excise tax, as applicable.

Shareholders of the 1784 Rhode Island Tax-Exempt Income Fund who are subject to Rhode Island personal income taxation or to the Rhode Island business corporation tax will not be required to include in their Rhode Island taxable income that portion of their exempt-interest dividends that the Trust identifies as directly attributable to interest received by the Fund on obligations issued by the State of Rhode Island and Providence Plantations, its counties and municipalities, authorities, political subdivisions, or instrumentalities. Shareholders of the Fund who are subject to Rhode Island personal income taxation or to the Rhode Island business corporation tax will be required to include in their Rhode Island income or net income, as applicable, any capital gains or losses from a redemption or sale of shares of the Fund, and any capital gains distributed by the Fund other than any such distributions derived from

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                                   I784 FUNDS

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the sale of underlying obligations issued by Rhode Island issuers that are specifically exempted from Rhode Island taxation of capital gains by the Rhode Island law authorizing issuance of the obligations.

Shareholders of the 1784 Connecticut Tax-Exempt Income Fund who are subject to Connecticut personal income taxation will not be required to include in their Connecticut gross income that portion of their exempt-interest dividends that the Trust identifies as directly attributable to interest received by the Fund on obligations issued by the State of Connecticut, its counties and municipalities, authorities, political subdivisions, or instrumentalities. Any capital gains distributed by the Fund may be subject to Connecticut personal income taxes if received by Shareholders subject to such taxes, although currently proposed regulations would exempt distributions of net capital gains derived from the sale or exchange of obligations of Connecticut and its political subdivisions. Exempt-interest dividend distributions by the Fund derived from interest income of the Fund that is treated as a preference item for Federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any Shareholder subject to both the Connecticut personal income tax and the federal alternative minimum tax. Distributions of capital gains and exempt-interest dividends derived from interest exempt from Connecticut personal income tax and federal income tax will be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax. Gains from the redemption or other sale of Fund shares may be subject to Connecticut personal income taxes or the Connecticut corporation business tax if the Shareholder is otherwise subject to those taxes.

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust
--------------------------------------------------------------------------------

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated February 5, 1993. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each of the portfolios (referred to as "series") of the Trust, each of which is a separate fund. In addition to the Tax-Exempt Funds, the Trust includes the following funds: 1784 Institutional U.S. Treasury Money Market Fund, 1784 U.S. Treasury Money Market Fund, 1784 Tax-Free Money Market Fund, 1784 Growth and Income Fund, 1784 Asset Allocation Fund, 1784 International Equity Fund, 1784 U.S. Government Medium-Term Income Fund, 1784 Short-Term Income Fund, and 1784 Income Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and are subject to liabilities related thereto. The Trust reserves the right to create and issue additional series of shares, and reserves the right to create and issue shares of additional classes of any or all series.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses and reports to Shareholders, costs of custodian services and registering the shares of the Funds and other series under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes, and amortization of organization expenses, and any extraordinary expenses including but not limited to litigation expenses. For the fiscal year ended May 31, 1995, the total expenses of each of the Funds were as follows: for the 1784 Tax-Exempt Medium-Term Income Fund, $1,265,285, of which $464,922 was voluntarily waived or reimbursed by the Bank of Boston (after giving effect to such waiver or reimbursement, 0.80% of such Fund's average daily net assets for that fiscal year); for the 1784 Massachusetts Tax-Exempt Income Fund, $814,052, of which $330,080 was voluntarily waived or reimbursed by the Bank of Boston (after giving effect to such waiver or reimbursement, 0.80% of such Fund's average daily net assets for that fiscal year); for the 1784 Rhode Island Tax-Exempt Income Fund, $354,367, of which $235,443 was voluntarily waived or reimbursed by the Bank of Boston (after giving effect to such waiver or reimbursement, 0.54% of such Fund's average daily net assets for that fiscal year); and for the 1784 Connecticut Tax-Exempt Income Fund,

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                                   I784 FUNDS

--------------------------------------------------------------------------------

$570,242, of which $357,499 was voluntarily waived or reimbursed by the Bank of Boston (after giving effect to such waiver or reimbursement, 0.52% of such Fund's average daily net assets for that fiscal year).

Under applicable law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a Shareholder incurring financial loss on account of such Shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations and inadequate insurance existed. The Trust believes that the likelihood of such circumstances is remote.

Trustees of the Trust
--------------------------------------------------------------------------------

The management and affairs of the Trust are supervised by its Board of Trustees. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and Shareholder services to the Trust.

Voting Rights
--------------------------------------------------------------------------------

Each share held entitles the Shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting
--------------------------------------------------------------------------------

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries
--------------------------------------------------------------------------------

Shareholder inquiries should be directed to SEI Financial Management Corporation, P.O. Box 1784, Wayne, Pennsylvania 19087-8784, at 1-800-BKB-1784.

Dividends and Distributions
--------------------------------------------------------------------------------

Substantially all of the net investment income (not including capital gains) of the Tax-Exempt Funds is distributed in the form of dividends which are declared daily and paid monthly. Shareholders of record will be entitled to receive the dividend, except that shares purchased will not begin accruing dividends until the day following the date of their purchase. On redemption, a shareholder will receive dividends through and including the day a valid redemption request is received by the Transfer Agent. Currently, capital gains of the Funds, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

If dividend payments are returned and unclaimed within 30 days, they will be reinvested and the Shareholder will be deemed to have elected to receive future dividend and capital gain distributions in additional shares.

Counsel and Independent Accountants
--------------------------------------------------------------------------------

Bingham, Dana & Gould, Boston, MA, serve as counsel to the Trust. Coopers & Lybrand L.L.P., Boston, MA, serve as the independent accountants of the Trust.

Custodian
--------------------------------------------------------------------------------

Bank of Boston, 100 Federal Street, Boston, MA 02110, acts as Custodian of the Trust. The Custodian

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                                   I784 FUNDS

--------------------------------------------------------------------------------

holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. Under a separate agreement, Bank of Boston also provides certain accounting services for the Trust.

              DESCRIPTION OF PERMITTED INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

The following is a description of certain of the permitted investments and investment techniques for the Funds. Not all of the Funds will normally invest in all of the permitted investments, nor engage in all of the investment techniques, listed below. See "Investment Policies." Except as specifically stated below or elsewhere in this Prospectus or in the Statement of Additional Information with respect to certain of the Funds' permitted investments and investment techniques, there are no limits on the amount of assets a Fund may invest in particular types of securities.

U.S. Treasury Obligations -- U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information on these securities.

Receipts -- A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TRs, TIGRs, and CATS are sold as zero coupon securities. See "Zero Coupon Securities" below for more information on these securities.

U.S. Government Agencies -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association, "FNMA").

Bank Obligations -- A Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A Fund may invest in such obligations, however, only if the issuer (or the parent company, in the case of subsidiaries or branches) has assets of at least $1 billion, and only if the Adviser deems the bank obligation to be of comparable credit quality to the commercial paper in which the applicable Fund may invest.

Bankers' Acceptances -- A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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                                   I784 FUNDS

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Certificates of Deposit -- A certificate of deposit is a negotiable interest-
bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

Money Market Funds -- A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. A Fund may not invest more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a Shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

Time Deposits -- A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities; therefore, no Fund will invest more than 15% of its net assets in such time deposits and other illiquid securities.

Futures and Options on Futures -- A Fund may also enter into bond and interest rate futures contracts and options on futures contracts provided that the sum of the Fund's initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the market value of the Fund's total assets and the outstanding obligations to purchase securities under futures contracts do not exceed 20% of the Fund's total assets. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will minimize the risk that it will be unable to close out a futures contract by entering into only those futures contracts which are traded on national futures exchanges.

It is intended that the Funds would use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures;
(3) there may not be a liquid secondary market for a futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. Such obligations may include variable amount master demand notes. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security; a Fund will not invest more than 15% of its net assets in illiquid securities.

The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Commercial Paper -- Commercial paper is the term used to designate unsecured short-term promissory notes

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                                   I784 FUNDS

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issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

Loan Participations -- The Funds may invest in interests in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. The Fund may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited and any such participation purchased by a Fund may be regarded as illiquid; no Fund will invest more than 15% of its net assets in illiquid securities.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration are referred to as "restricted securities." Each of the Tax-Exempt Funds may invest up to 15% of its net assets in illiquid securities, including restricted securities; however, this limit will not apply to a restricted security if it is determined by or under the direction of the Trust's Board of Trustees, based on trading markets for the specific restricted security, that such security is liquid. The liquidity of these investments could be impaired if trading does not develop or declines. In the case of illiquid securities, the absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Repurchase Agreements -- A repurchase agreement is an agreement by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Pursuant to an exemptive order from the SEC, each of the Funds may enter into repurchase agreements on a pooled basis with other portfolios of the Trust.

Mortgage-Backed Securities -- Each of the Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors

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                                   I784 FUNDS

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of these mortgage-backed securities are GNMA, FNMA and the Federal Home Loan
Mortgage Corporation. The Funds may also invest in mortgage-backed securities issued by non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top three rating categories by S&P or Moody's or are of comparable quality as determined by the Adviser. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The Funds will purchase only CMOs and REMICs that are backed solely by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by the U.S. Government or its agencies and instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates.

Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.

Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Adviser believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine the average maturity of a Fund, the Adviser will use an estimate of the average life of a mortgage-backed security. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Adviser will be the actual average life.

Asset-Backed Securities -- Asset-backed securities consist of securities secured by company receivables, truck and auto loans, leases, and credit card receivables. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. Because prepayment of those underlying financial assets affects the maturity of asset-backed securities, the Adviser will use estimates of the average life of asset-backed securities in order to determine the effective maturity of the Funds. See "Mortgage-Backed Securities" for more information on estimates of average life. There can be no assurance that the average life of an asset-backed security as estimated by the Adviser will be the actual average life.

Standby Commitments -- A Fund may acquire securities subject to a standby commitment which permits a Fund to sell the security at a fixed price prior to maturity. The underlying municipal securities subject to a standby commitment may be sold at any time at the market rates. In certain cases, a premium may be paid for a standby commitment. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving standby commitments is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as

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                                   I784 FUNDS

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possible in municipal securities. Each Fund will limit standby commitment transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Trust's Board of Trustees.

There is no limit to the percentage of Fund securities that any Fund may purchase subject to a standby commitment but the amount paid directly or indirectly for a standby commitment held by any Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.

Municipal Securities -- Municipal securities which the Funds may purchase include (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include (but are not limited to) general obligation notes, tax anticipation notes, revenue anticipation notes, bond obligation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include (but are not limited to) general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, e.g., tolls from a toll bridge. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser may deem relevant.

Forward Commitments or Purchases on a When-Issued Basis -- Each of the Funds may enter into forward commitments or purchase securities on a when-issued basis, which means that the price of the securities is fixed at the time of commitment and that the delivery and payment will ordinarily take place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement.

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                                   I784 FUNDS

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These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Securities purchased on a when-issued or forward commitment basis may expose a Fund to risk because such securities may experience such fluctuations in value prior to their actual delivery. Agreements to purchase securities on a when-issued or forward commitment basis will only be made with the intention of taking delivery and not for speculative purposes. A Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis. While awaiting delivery of securities purchased on such bases, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase securities on such bases.

Zero Coupon Securities -- A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The amount of the discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Securities Lending -- In order to generate additional income, a Fund may lend the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent plus accrued interest. A Fund may lend up to 33 1/3% of its total assets. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. There may be risk of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.

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